EQUITABLE HOLDINGS

Equitable Holdings
Financial Supplement

Fourth Quarter 2021

All information included in this financial supplement is unaudited.
.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

4Q 2021 Financial Supplement	2

Consolidated Financials
and Key Metrics

4Q 2021 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	Change	12/31/2020	12/31/2021	Change

Net income (loss)	$(1,136)	$(1,400)	$223	$765	$388	134.2%	$(349)	$(24)	93.1%
Net income (loss) attributable to the noncontrolling interest	(102)	(88)	(100)	(93)	(134)	(31.4)%	(299)	(415)	(38.8)%
Net income (loss) attributable to Holdings	$(1,238)	$(1,488)	$123	$672	$254	120.5%	$(648)	$(439)	32.3%

Non-GAAP Operating Earnings (1)	$748	$600	$758	$818	$649	(13.2)%	$2,302	$2,825	22.7%

Total equity attributable to Holdings' shareholders	$15,576	$10,693	$11,732	$11,680	$11,519	(26.0)%	$15,576	$11,519	(26.0)%
Less: Preferred Stock	1,269	1,562	1,562	1,562	1,562	23.1%	1,269	1,562	23.1%
Total equity attributable to Holdings' common shareholders	14,307	9,131	10,170	10,118	9,957	(30.4)%	14,307	9,957	(30.4)%
Less: Accumulated other comprehensive income (loss)	3,863	740	1,983	1,876	2,004	(48.1)%	3,863	2,004	(48.1)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$10,444	$8,391	$8,187	$8,242	$7,953	(23.9)%	$10,444	$7,953	(23.9)%

Return on Equity (ex. AOCI) - TTM	(5.4)%	(69.7)%	(35.5)%	(22.7)%	(6.3)%		(5.4)%	(6.3)%
Non-GAAP Operating ROE (1)	17.3%	21.3%	26.8%	32.4%	33.5%		17.3%	33.5%

Debt to capital:
Debt to Capital	20.9%	26.4%	24.6%	24.7%	25.0%		20.9%	25.0%
Debt to Capital (ex. AOCI)	26.0%	27.8%	28.2%	28.1%	28.7%		26.0%	28.7%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(2.84)	$(3.46)	$0.23	$1.59	$0.56	119.9%	$(1.56)	$(1.24)	20.3%
Non-GAAP Operating Earnings (1)	$1.65	$1.35	$1.71	$1.94	$1.54	(6.4)%	$4.99	$6.58	31.8%
Book value per common share	$32.46	$21.32	$24.20	$25.00	$25.45	(21.6)%	$32.46	$25.45	(21.6)%
Book value per common share (ex. AOCI)	$23.70	$19.59	$19.48	$20.37	$20.33	(14.2)%	$23.70	$20.33	(14.2)%

Weighted-average common shares outstanding:
Basic	442.8	434.2	424.2	411.3	400.4	(9.6)%	450.4	417.4	(7.3)%
Diluted	442.8	434.2	428.3	414.6	404.3	(8.7)%	450.4	417.4	(7.3)%

Ending common shares outstanding	440.8	428.3	420.2	404.7	391.2	(11.2)%	440.8	391.2	(11.2)%

Return to common shareholders:
Common stock dividend	$75	$74	$76	$74	$72		$297	$296
Repurchase of common shares (3)	100	430	279	460	468		430	1,637
Total capital returned to common shareholders	$175	$504	$355	$534	$540		$727	$1,933

Market Values:
S&P 500	3,756	3,973	4,298	4,308	4,766	26.9%	3,756	4,766	26.9%
US 10-Year Treasury	0.9%	1.7%	1.5%	1.5%	1.5%		0.9%	1.5%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Fourth quarter 2021 repurchase of common shares includes $112 million accelerated from first quarter 2022.

4Q 2021 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	Change	12/31/2020	12/31/2021	Change

Revenues
Policy charges and fee income	$948	$949	$939	$867	$882	(7.0)%	$3,735	$3,637	(2.6)%
Premiums	243	258	241	230	231	(4.9)%	997	960	(3.7)%
Net derivative gains (losses)	(3,612)	(2,546)	(1,199)	(185)	(535)	85.2%	(1,722)	(4,465)	(159.3)%
Net investment income (loss)	947	884	1,033	997	933	(1.5)%	3,477	3,847	10.6%
Investment gains (losses), net	554	184	420	163	100	(81.9)%	744	867	16.5%
Investment management and service fees	1,294	1,257	1,318	1,323	1,497	15.7%	4,608	5,395	17.1%
Other income	142	167	198	220	210	47.9%	576	795	38.0%
Total revenues	516	1,153	2,950	3,615	3,318	543.0%	12,415	11,036	(11.1)%

Benefits and other deductions
Policyholders’ benefits	780	939	828	751	700	(10.3)%	5,326	3,218	(39.6)%
Interest credited to policyholders’ account balances	292	291	309	305	314	7.5%	1,222	1,219	(0.2)%
Compensation and benefits	598	580	568	614	598	—%	2,096	2,360	12.6%
Commissions and distribution related payments	369	382	397	436	447	21.1%	1,351	1,662	23.0%
Interest expense	48	74	51	59	60	25.0%	200	244	22.0%
Amortization of deferred policy acquisition costs	58	87	106	64	136	134.5%	1,613	393	(75.6)%
Other operating costs and expenses	392	608	447	456	598	52.6%	1,700	2,109	24.1%
Total benefits and other deductions	2,537	2,961	2,706	2,685	2,853	12.5%	13,508	11,205	(17.0)%

Income (loss) from operations, before income taxes	(2,021)	(1,808)	244	930	465	123.0%	(1,093)	(169)	84.5%
Income tax (expense) benefit	885	408	(21)	(165)	(77)	(108.7)%	744	145	(80.5)%
Net income (loss)	(1,136)	(1,400)	223	765	388	134.2%	(349)	(24)	93.1%
Less: net (income) loss attributable to the noncontrolling interest	(102)	(88)	(100)	(93)	(134)	(31.4)%	(299)	(415)	(38.8)%
Net income (loss) attributable to Holdings	$(1,238)	$(1,488)	$123	$672	$254	120.5%	$(648)	$(439)	32.3%
Less: Preferred stock dividends	(19)	(13)	(26)	(14)	(26)	(36.8)%	(53)	(79)	(49.1)%
Net income (loss) available to Holdings' common shareholders	$(1,257)	$(1,501)	$97	$658	$228	118.1%	$(701)	$(518)	26.1%

Adjustments related to:
Variable annuity product features (1)	$3,439	$2,267	$1,193	$172	$513		$3,912	$4,145
Investment gains (losses), net	(554)	(183)	(420)	(164)	(100)		(744)	(867)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	23	34	26	27	33		109	120
Other adjustments (2) (3) (4) (5)	116	524	7	141	45		952	717
Income tax (expense) benefit related to above adjustments (6)	(635)	(555)	(171)	(35)	(103)		(888)	(864)
Non-recurring tax items (8)	(403)	1	—	5	7		(391)	13
Non-GAAP Operating earnings (7)	$748	$600	$758	$818	$649		$2,302	$2,825

Notes:
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the year ended December 31, 2020.
(2) Includes separation costs of $20 million, $25 million, $82 million and $108 million for the three months and year ended December 31, 2021 and 2020, respectively.
(3) Includes certain legal accruals related to the cost of insurance litigation of $207 million for the year ended December 31, 2021. No adjustment was made to prior period operating earnings as the impact was immaterial.
(4) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion and other COVID-19 related impacts of $86 million for the year ended December 31, 2020.
(5) Includes Non-GMxB related derivative hedge losses of ($75) million, $57 million, $65 million, and ($404) million for the three months and year ended December 31, 2021 and 2020, respectively.
(6) Includes income taxes of ($554) million for the above related COVID-19 items for the year ended December 31, 2020.
(7) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(8) Includes a reduction in the reserve for uncertain tax positions resulting from the completion of an IRS examination in the year ended December 31, 2020.

4Q 2021 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021

Assets
Total investments	$109,087	$105,497	$100,467	$102,007	$105,111
Cash and cash equivalents	6,179	6,795	5,761	5,255	5,188
Cash and securities segregated, at fair value	1,753	1,413	1,073	909	1,504
Broker-dealer related receivables	2,223	2,361	2,474	2,639	2,599
Deferred policy acquisition costs	4,243	4,943	4,838	5,366	5,491
Goodwill and other intangible assets, net	4,737	4,744	4,739	4,734	4,728
Amounts due from reinsurers	4,566	4,526	14,462	14,801	14,679
GMIB reinsurance contract asset, at fair value	2,488	1,907	2,026	1,937	1,848
Current and deferred income taxes	—	509	428	293	195
Other assets	3,701	3,859	4,149	4,545	3,613
Assets held-for-sale	470	483	—	—	—
Separate Accounts assets	135,950	139,795	145,565	142,093	147,306
Total assets	$275,397	$276,832	$285,982	$284,579	$292,262

Liabilities
Policyholders’ account balances	$66,820	$73,303	$75,169	$75,909	$79,357
Future policy benefits and other policyholders’ liabilities	39,881	35,922	36,835	37,184	36,717
Broker-dealer related payables	1,443	2,283	1,643	1,087	1,283
Customers related payables	3,417	3,179	2,942	3,153	3,600
Amounts due to reinsurers	1,381	1,340	1,377	1,466	1,381
Short-term and long-term debt	4,115	4,022	3,920	3,839	3,931
Income taxes payable	749	—	—	—	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	313	323	746	1,190	1,191
Other liabilities	3,686	3,990	4,439	5,343	3,933
Liabilities held-for-sale	322	270	—	—	—
Separate Accounts liabilities	135,950	139,795	145,565	142,093	147,306
Total liabilities	258,077	264,427	272,636	271,264	278,699
Redeemable noncontrolling interest	143	137	42	143	468

Equity
Preferred stock	1,269	1,562	1,562	1,562	1,562
Common stock	5	5	5	5	4
Additional paid-in capital	1,985	1,928	1,980	1,917	1,919
Treasury shares	(2,245)	(2,300)	(2,537)	(2,537)	(2,850)
Retained earnings	10,699	8,758	8,739	8,857	8,880
Accumulated other comprehensive income (loss)	3,863	740	1,983	1,876	2,004
Total equity attributable to Holdings	15,576	10,693	11,732	11,680	11,519
Noncontrolling interest	1,601	1,575	1,572	1,492	1,576
Total equity	17,177	12,268	13,304	13,172	13,095
Total liabilities, redeemable noncontrolling interest and equity	$275,397	$276,832	$285,982	$284,579	$292,262

4Q 2021 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	—	185	82	1	92
Total short-term debt	—	185	82	1	92

Total long-term debt	4,115	3,837	3,838	3,838	3,839

Total short-term and long-term debt: [A]	$4,115	$4,022	$3,920	$3,839	$3,931

Equity:
Preferred stock	$1,269	$1,562	$1,562	$1,562	$1,562
Common stock	$5	$5	$5	$5	$4
Additional paid-in capital	1,985	1,928	1,980	1,917	1,919
Treasury stock, at cost	(2,245)	(2,300)	(2,537)	(2,537)	(2,850)
Retained earnings	10,699	8,758	8,739	8,857	8,880
Accumulated other comprehensive income (loss)	3,863	740	1,983	1,876	2,004
Total equity attributable to Holdings	15,576	10,693	11,732	11,680	11,519
Noncontrolling interest	1,601	1,575	1,572	1,492	1,576
Total equity	$17,177	$12,268	$13,304	$13,172	$13,095

Total equity attributable to Holdings, (ex. AOCI): [B]	$11,713	$9,953	$9,749	$9,804	$9,515

Capital:
Total capitalization (3)	$19,691	$14,530	$15,570	$15,518	$15,358
Total capitalization (ex. AOCI): [A+B] (3)	$15,828	$13,790	$13,587	$13,642	$13,354

Debt to capital:
Debt to capital (2)	20.9%	26.4%	24.6%	24.7%	25.0%
Debt to capital (ex. AOCI) (2)	26.0%	27.8%	28.2%	28.1%	28.7%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	444.7	440.8	428.3	420.2	404.7
Repurchases	(4.0)	(3.2)	(7.1)	—	(9.6)
Retirements	—	(11.2)	(1.1)	(15.6)	(4.0)
Issuances	0.1	2.0	0.1	0.1	0.1
Ending basic common shares outstanding	440.8	428.3	420.2	404.7	391.2
Total potentially dilutive shares	—	—	—	—	—
Ending common shares outstanding - maximum potential dilution	440.8	428.3	420.2	404.7	391.2
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

4Q 2021 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended December 31, 2021
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$410	$98	$—	$523	$82	$1,113
Net investment income (loss)	315	188	3	275	162	943
Net derivative gains (losses)	(77)	(3)	(6)	(2)	(6)	(94)
Investment management, service fees and other income	180	71	1,264	66	126	1,707
Segment revenues	828	354	1,261	862	364	3,669
Benefits and other deductions
Policyholders’ benefits	79	—	—	480	136	695
Interest credited to policyholders’ account balances	71	76	—	133	34	314
Commissions and distribution related payments	83	15	191	50	108	447
Amortization of deferred policy acquisition costs	64	11	—	30	14	119
Compensation, benefits and other operating costs and expenses	104	108	676	104	82	1,074
Interest expense and financing fees	—	—	4	—	61	65
Segment benefits and other deductions	401	210	871	797	435	2,714
Operating earnings (loss), before income taxes	427	144	390	65	(71)	955
Income Taxes	(76)	(27)	(66)	(12)	15	(166)
Operating earnings (loss), before noncontrolling interest	351	117	324	53	(56)	789
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(141)	—	1	(140)
Operating earnings (loss)	$351	$117	$183	$53	$(55)	$649

	Three Months Ended December 31, 2020
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$521	$81	$—	$490	$99	$1,191
Net investment income (loss)	340	181	19	256	163	959
Net derivative gains (losses)	(83)	—	(21)	(5)	(21)	(130)
Investment Management, service fees and other income	181	57	1,055	59	85	1,437
Segment revenues	959	319	1,053	800	326	3,457
Benefits and other deductions
Policyholders’ benefits	161	—	—	460	148	769
Interest credited to policyholders’ account balances	71	77	—	120	24	292
Commissions and distribution related payments	78	12	155	45	79	369
Amortization of deferred policy acquisition costs	46	(7)	—	21	—	60
Compensation, benefits and other operating costs and expenses	96	45	599	86	83	909
Interest Expense and Financing Fees	—	—	1	—	54	55
Segment benefits and other deductions	452	127	755	732	388	2,454
Operating earnings (loss), before income taxes	507	192	298	68	(62)	1,003
Income Taxes	(65)	(26)	(52)	(10)	5	(148)
Operating earnings (loss), before noncontrolling interest	442	166	246	58	(57)	855
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(105)	—	(2)	(107)
Operating earnings (loss)	$442	$166	$141	$58	$(59)	$748

4Q 2021 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Year Ended December 31, 2021
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,867	$371	$—	$2,016	$343	$4,597
Net investment income (loss)	1,287	752	13	1,102	775	3,929
Net derivative gains (losses)	(128)	(19)	(13)	(20)	(28)	(208)
Investment Management, service fees and other income	759	268	4,430	260	473	6,190
Segment revenues	3,785	1,372	4,430	3,358	1,563	14,508
Benefits and other deductions
Policyholders’ benefits	720	—	—	1,850	621	3,191
Interest credited to policyholders’ account balances	276	303	—	516	124	1,219
Commissions and distribution related payments	328	56	708	170	400	1,662
Amortization of deferred policy acquisition costs	303	—	—	93	(2)	394
Compensation, benefits and other operating costs and expenses	411	248	2,507	345	339	3,850
Interest expense and financing fees	—	—	5	—	241	246
Segment benefits and other deductions	2,038	607	3,220	2,974	1,723	10,562
Operating earnings (loss), before income taxes	1,747	765	1,210	384	(160)	3,946
Income Taxes	(303)	(134)	(208)	(67)	29	(683)
Operating earnings (loss), before noncontrolling interest	1,444	631	1,002	317	(131)	3,263
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(438)	—	—	(438)
Operating earnings (loss)	$1,444	$631	$564	$317	$(131)	$2,825

	Year Ended December 31, 2020
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$2,034	$295	$—	$1,970	$390	$4,689
Net investment income (loss)	1,246	641	31	944	501	3,363
Net derivative gains (losses)	331	1	(36)	5	(24)	277
Investment Management, service fees and other income	700	211	3,708	225	340	5,184
Segment revenues	4,311	1,148	3,703	3,144	1,207	13,513
Benefits and other deductions
Policyholders’ benefits	1,207	2	—	1,875	652	3,736
Interest credited to policyholders’ account balances	312	303	—	514	99	1,228
Commissions and distribution related payments	281	45	569	160	296	1,351
Amortization of deferred policy acquisition costs	299	21	—	84	(1)	403
Compensation, benefits and other operating costs and expenses	382	192	2,211	337	304	3,426
Interest Expense and Financing Fees	—	—	6	—	218	224
Segment benefits and other deductions	2,481	563	2,786	2,970	1,568	10,368
Operating earnings (loss), before income taxes	1,830	585	917	174	(361)	3,145
Income Taxes	(294)	(94)	(161)	(28)	58	(519)
Operating earnings (loss), before noncontrolling interest	1,536	491	756	146	(303)	2,626
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(324)	—	—	(324)
Operating earnings (loss)	$1,536	$491	$432	$146	$(303)	$2,302

4Q 2021 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021

Assets Under Management

AB AUM
Total AB	$685.9	$697.2	$738.4	$742.2	$778.6
Exclusion for General Account and other Affiliated Accounts	(87.6)	(84.5)	(76.7)	(77.4)	(79.7)
Exclusion for Separate Accounts	(40.5)	(42.2)	(44.4)	(43.6)	(48.8)
AB third party	$557.8	$570.4	$617.3	$621.2	$650.1

Total company AUM
AB third party	$557.8	$570.4	$617.3	$621.2	$650.1
General Account and other Affiliated Accounts (1) (3)	115.3	112.3	106.2	107.3	110.3
Separate Accounts (2) (3)	136.0	139.8	145.6	142.1	147.3
Total AUM	$809.0	$822.5	$869.1	$870.6	$907.7

Total Assets Under Administration (AUA) (4)	$62.3	$70.1	$75.4	$77.4	$83.3

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,530	4,369	4,314	4,263	4,382

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2021, September 30, 2021 and December 31, 2021, Separate Account and General Account AUM is inclusive of $16.9 billion, $63 million, $16.3 billion, $64 million, $16.6 billion and $61 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(4) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

4Q 2021 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	Change	12/31/2020	12/31/2021	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$1,968	$2,386	$2,753	$2,801	$3,043	54.6%	$7,173	$10,983	53.1%
Renewal premium and deposits	81	83	90	83	68	(16.0)%	339	324	(4.4)%
Total Gross Premiums	$2,049	$2,469	$2,843	$2,884	$3,111	51.8%	$7,512	$11,307	50.5%

Group Retirement
First year premiums and deposits	$332	$308	$306	$352	$340	2.5%	$1,176	$1,306	11.1%
Renewal premium and deposits	584	597	623	479	618	5.8%	2,167	2,317	6.9%
Total Gross Premiums	$916	$905	$929	$831	$958	4.6%	$3,343	$3,623	8.4%

Protection Solutions
First year premiums and deposits	$95	$98	$100	$95	$133	39.9%	$359	$426	18.6%
Renewal premium and deposits	653	664	648	659	668	2.3%	2,560	2,639	3.1%
Total Gross Premiums	$748	$762	$748	$754	$801	7.1%	$2,919	$3,065	5.0%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$9.9	$4.9	$17.6	$2.6	$6.6	(33.3)%	$30.9	$31.7	2.6%
Retail	17.7	23.0	23.8	25.6	27.6	55.9%	78.9	100.0	26.7%
Private Wealth Management	3.7	5.4	3.6	4.1	5.2	40.5%	14.3	18.3	28.0%
Firmwide Gross Sales	$31.3	$33.3	$45.0	$32.3	$39.4	25.9%	$124.1	$150.0	20.9%

Gross sales by investment service
Equity Active	$13.5	$15.6	$18.3	$17.2	$21.8	61.5%	$51.4	$72.9	41.8%
Equity Passive (1)	0.1	0.2	0.4	0.5	0.3	200.0%	1.7	1.4	(17.6)%
Fixed Income - Taxable	13.6	12.4	16.3	8.8	7.4	(45.6)%	54.3	44.9	(17.3)%
Fixed Income - Tax-Exempt	2.8	3.4	3.2	3.3	3.6	28.6%	10.3	13.5	31.1%
Fixed Income Passive (1)	—	—	0.8	0.4	3.4	100.0%	—	4.6	100.0%
Alternatives/Multi-Asset Solutions (2)	1.3	1.7	6.0	2.1	2.9	123.1%	6.4	12.7	98.4%
Firmwide Gross Sales	$31.3	$33.3	$45.0	$32.3	$39.4	25.9%	$124.1	$150.0	20.9%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of our Alternatives and Multi-Asset Solutions services, we updated the investment service line to “Alternatives and Multi-Asset Solutions."

4Q 2021 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

4Q 2021 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	Change	12/31/2020	12/31/2021	Change

Revenues
Policy charges, fee income and premiums	$521	$522	$496	$439	$410	(21.3)%	$2,034	$1,867	(8.2)%
Net investment income (loss)	340	325	351	296	315	(7.4)%	1,246	1,287	3.3%
Net derivative gains (losses)	(83)	(59)	(69)	77	(77)	7.2%	331	(128)	(138.7)%
Investment management, service fees and other income	181	192	201	186	180	(0.6)%	700	759	8.4%
Segment revenues	959	980	979	998	828	(13.7)%	4,311	3,785	(12.2)%

Benefits and other deductions
Policyholders’ benefits	161	206	163	272	79	(50.9)%	1,207	720	(40.3)%
Interest credited to policyholders’ account balances	71	68	67	70	71	—%	312	276	(11.5)%
Commissions and distribution-related payments	78	81	75	89	83	6.4%	281	328	16.7%
Amortization of deferred policy acquisition costs	46	78	73	88	64	39.1%	299	303	1.3%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	96	112	99	96	104	8.3%	382	411	7.6%
Segment benefits and other deductions	452	545	477	615	401	(11.3)%	2,481	2,038	(17.9)%

Operating earnings (loss), before income taxes	507	435	502	383	427	(15.8)%	1,830	1,747	(4.5)%
Income taxes	(65)	(72)	(88)	(67)	(76)	(16.9)%	(294)	(303)	(3.1)%
Operating earnings (loss), before noncontrolling interest	442	363	414	316	351	(20.6)%	1,536	1,444	(6.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$442	$363	$414	$316	$351	(20.6)%	$1,536	$1,444	(6.0)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,536	$1,526	$1,590	$1,535	$1,444	(6.0)%	$1,536	$1,444	(6.0)%
Average capital - TTM: [B]	$6,352	$6,248	$6,426	$6,304	$6,350	—%	$6,352	$6,350	—%
Non-GAAP Operating ROC - TTM (1): [A/B]	24.2%	24.4%	24.8%	24.4%	22.8%		24.2%	22.8%

Average Account Value (TTM)	$105,663	$112,460	$113,609	$113,580	$112,208	6.2%	$105,663	$112,208	6.2%

Return on assets (TTM)	1.73%	1.61%	1.66%	1.61%	1.56%		1.73%	1.56%

Net flows
Current Product Offering	$534	$559	$762	$702	$574	7.5%	$2,156	$2,597	20.5%
Fixed Rate (3)	(863)	(1,075)	(940)	(689)	(787)	8.8%	(3,285)	(3,491)	(6.3)%
Net flows	$(329)	$(516)	$(178)	$13	$(213)	35.3%	$(1,129)	$(894)	20.8%

First year premiums and deposits	$1,968	$2,386	$2,753	$2,801	$3,043	54.6%	$7,173	$10,983	53.0%

In-force Policy Count by Product (in thousands) (2):
Current Product Offering	560	561	564	568	571		560	571
Fixed Rate	338	333	328	322	318		338	318
Total	898	894	892	890	889		898	889

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and
"Glossary of Selected Financial and Product Terms" sections of this document.
(2) As of June 30, 2021, September 30, 2021 and December 31, 2021, In-force Policy Count by Product presented on a gross basis includes 108 thousand, 107 thousand and 106 thousand ceded policies, respectively, related to the Venerable transaction.
(3) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of June 30, 2021, September 30, 2021, December 31, 2021 and for the year ended December 31, 2021 were $(120) million, $(322) million, $(388) million and $(830) million, respectively.
-

4Q 2021 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	12/31/2020	12/31/2021

Sales Metrics
First Year Premiums by Product:
SCS	$1,511	$1,752	$1,905	$1,910	$2,060	$4,891	$7,627
Retirement Cornerstone	256	369	454	531	597	1,506	1,951
Investment Edge	130	184	301	274	289	448	1,048
Other	71	81	93	86	97	328	357
Total First Year Premiums	$1,968	$2,386	$2,753	$2,801	$3,043	$7,173	$10,983

First Year Premiums by Guarantee:
Non-GMxB	$1,617	$1,919	$2,168	$2,186	$2,375	$5,342	$8,648
ROP death benefit only	144	179	203	160	161	532	703
Total non-GMxB & ROP death benefit only	1,761	2,098	2,371	2,346	2,536	5,874	9,351
Floating rate GMxB	205	287	381	455	500	1,278	1,623
Fixed rate GMxB	2	1	1	—	1	21	3
Other	—	—	—	—	6	—	6
Total First Year Premiums	$1,968	$2,386	$2,753	$2,801	$3,043	$7,173	$10,983

Account Values
General Account:
Balance as of beginning of period	$28,376	$30,783	$32,259	$34,090	$35,590	$26,108	$30,783
Gross premiums (6)	1,409	1,388	1,760	2,137	1,898	4,656	7,183
Surrenders, withdrawals and benefits	(572)	(684)	(787)	(847)	(1,015)	(1,955)	(3,333)
Net flows (1)	837	704	973	1,290	883	2,701	3,850
Investment performance, interest credited and policy charges (1)	1,570	772	917	248	1,225	1,983	3,162
Ceded to Venerable (2)	—	—	(61)	—	—	—	(61)
Other (3) (4) (5)	—	—	2	(38)	—	(6)	(36)
Reclassified to Assets held-for-sale	—	—	—	—	—	(3)	—
Balance as of end of period	$30,783	$32,259	$34,090	$35,590	$37,698	$30,783	$37,698
Separate Accounts:
Balance as of beginning of period	$79,455	$86,607	$88,521	$74,345	$72,123	$82,814	$86,607
Gross premiums (6)	640	1,081	1,061	711	1,214	2,837	4,067
Surrenders, withdrawals and benefits	(1,806)	(2,301)	(2,212)	(1,988)	(2,310)	(6,667)	(8,811)
Net flows (1)	(1,166)	(1,220)	(1,151)	(1,277)	(1,096)	(3,830)	(4,744)
Investment performance, interest credited and policy charges (1)	8,318	3,134	3,786	(945)	3,179	7,623	9,154
Ceded to Venerable (2)	—	—	(16,866)	—	—	—	(16,866)
Other (3) (4) (5)	—	—	55	—	—	—	55
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$86,607	$88,521	$74,345	$72,123	$74,206	$86,607	$74,206
Total:
Balance as of beginning of period	$107,831	$117,390	$120,780	$108,435	$107,713	$108,922	$117,390
Gross premiums (6)	2,049	2,469	2,821	2,848	3,112	7,493	11,249
Surrenders, withdrawals and benefits	(2,378)	(2,985)	(2,999)	(2,835)	(3,325)	(8,622)	(12,143)
Net flows (1)	(329)	(516)	(178)	13	(213)	(1,129)	(894)
Investment performance, interest credited and policy charges (1)	9,888	3,906	4,703	(697)	4,404	9,606	12,316
Ceded to Venerable (2)	—	—	(16,927)	—	—	—	(16,927)
Other (3) (4) (5)	—	—	57	(38)	—	(6)	19
Reclassified to Assets held-for-sale	—	—	—	—	—	(3)	—
Balance as of end of period	$117,390	$120,780	$108,435	$107,713	$111,904	$117,390	$111,904

Net Amount at Risk (NAR)
Total GMIB NAR	$10,461	$8,049	$3,820	$4,119	$3,910	$10,461	$3,910
Total GMDB NAR	18,271	17,562	9,002	9,569	8,987	18,271	8,987
Reserves (Net of Reinsurance)
GMIB Reserves	$14,246	$11,680	$4,606	$4,913	$4,613	$14,246	$4,613
GMDB Reserves	5,006	4,999	2,829	2,765	2,737	5,006	2,737
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$19,252	$16,679	$7,435	$7,678	$7,350	$19,252	$7,350
Notes:

4Q 2021 Financial Supplement	14

(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of June 30, 2021, September 30, 2021, December 31, 2021 and for the year ended December 31, 2021 were $(120) million, $(322) million, $(388) million and $(830) million, respectively. Investment performance, interest credited and policy charges of $148 million ,$(273) million , $714 million and $589 million, for the three months ended June 30, 2021, September 30, 2021, December 31, 2021 and year ended December 31, 2021, respectively, are not included as it excludes activity related to ceded AV to Venerable.
(2) Effective June 1, 2021, AV excludes activity related to ceded AV to Venerable. In addition, roll-forward reflects the AV ceded to Venerable as of the transaction date. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(3) For the three months ended September 30, 2021 and twelve months ended December 31, 2021 amounts reflect [($38) million] transfer of policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.
(4) For the three months ended June 30, 2021 and twelve months ended December 31, 2021 amounts reflect $57 million of AV transfer of a closed block of GMxB business from GR to IR.
(5) For the twelve months ended December 31, 2020, amounts are primarily related to our fixed income annuity (“FIA”) contracts which were previously reported as Policyholders’ account balances in the consolidated balance sheets and therefore included in our definition of “Account Value”. Effective January 1, 2020, FIAs are reported as future policy benefits and other policyholders’ liabilities in the consolidated balance sheets and accordingly were excluded from Account Value.
(6) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

4Q 2021 Financial Supplement	15

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	Change	12/31/2020	12/31/2021	Change

Revenues
Policy charges, fee income and premiums	$81	$86	$91	$96	$98	21.0%	$295	$371	25.8%
Net investment income (loss)	181	180	195	189	188	3.9%	641	752	17.3%
Net derivative gains (losses)	—	—	(5)	(11)	(3)	(100.0)%	1	(19)	N/M
Investment management, service fees and other income	57	63	65	69	71	24.6%	211	268	27.0%
Segment revenues	319	329	346	343	354	11.0%	1,148	1,372	19.5%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	2	—	(100.0)%
Interest credited to policyholders’ account balances	77	75	75	77	76	(1.3)%	303	303	—%
Commissions and distribution-related payments	12	13	16	12	15	25.0%	45	56	24.4%
Amortization of deferred policy acquisition costs	(7)	5	8	(24)	11	257.1%	21	—	(100.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	45	55	40	45	108	140.0%	192	248	29.2%
Segment benefits and other deductions	127	148	139	110	210	65.4%	563	607	7.8%

Operating earnings (loss), before income taxes	192	181	207	233	144	(25.0)%	585	765	30.8%
Income taxes	(26)	(30)	(36)	(41)	(27)	(3.8)%	(94)	(134)	(42.6)%
Operating earnings (loss), before noncontrolling interest	166	151	171	192	117	(29.5)%	491	631	28.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$166	$151	$171	$192	$117	(29.5)%	$491	$631	28.5%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$491	$536	$617	$680	$631	28.5	$491	$631	28.5%
Average capital - TTM: [B]	$1,073	$1,090	$1,108	$1,132	$1,154	7.5	$1,073	$1,154	7.5%
Non-GAAP Operating ROC - TTM (1): [A/B]	45.8%	49.1%	55.5%	60.0%	54.6%		45.8%	54.6%

Average Account Value (TTM)	$37,853	$40,553	$42,762	$44,469	$45,692	20.7%	$37,853	$45,692	20.7%

Return on assets (TTM)	1.55%	1.57%	1.72%	1.83%	1.67%		1.55%	1.67%

Net flows	$45	$(51)	$68	$(135)	$(188)	(518.6)%	$296	$(306)	(203.5)%

Gross premiums	$916	$905	$929	$831	$958	4.6%	$3,343	$3,623	8.4%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

4Q 2021 Financial Supplement	16

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	12/31/2020	12/31/2021

Sales Metrics
Gross premiums:
First-year premiums	$332	$308	$306	$352	$340	$1,176	$1,306
Renewal premiums	584	597	623	479	618	2,167	2,317
Group Retirement premiums	$916	$905	$929	$831	$958	$3,343	$3,623

Gross premiums by market:
Tax-exempt	$175	$179	$187	$213	$230	$724	$809
Corporate	130	119	107	128	81	392	435
Other	27	10	12	11	29	60	62
Total First Year Premiums	332	308	306	352	340	1,176	1,306
Tax-exempt	452	447	481	347	482	1,632	1,757
Corporate	85	96	93	90	90	342	369
Other	47	54	49	42	46	193	191
Total renewal premiums	584	597	623	479	618	2,167	2,317
Group Retirement premiums by market	$916	$905	$929	$831	$958	$3,343	$3,623

Account Values
General Account:
Balance as of beginning of period	$12,627	$12,826	$12,924	$12,983	$13,042	$12,071	$12,826
Gross premiums	376	288	225	253	289	1,437	1,055
Surrenders, withdrawals and benefits	(274)	(278)	(251)	(276)	(373)	(1,010)	(1,178)
Net flows	102	10	(26)	(23)	(84)	427	(123)
Investment performance, interest credited and policy charges	97	88	87	82	88	328	345
Other (1)	—	—	(2)	—	—	—	(2)
Balance as of end of period	$12,826	$12,924	$12,983	$13,042	$13,046	$12,826	$13,046

Separate Accounts
Balance as of beginning of period	$26,088	$29,633	$31,026	$32,940	$32,502	$25,809	$29,633
Gross premiums	540	617	703	578	670	1,906	2,568
Surrenders, withdrawals and benefits	(597)	(678)	(609)	(690)	(774)	(2,037)	(2,751)
Net flows	(57)	(61)	94	(112)	(104)	(131)	(183)
Investment performance, interest credited and policy charges	3,602	1,454	1,875	(326)	1,909	3,955	4,912
Other (1)	—	—	(55)	—	—	—	(55)
Balance as of end of period	$29,633	$31,026	$32,940	$32,502	$34,307	$29,633	$34,307

Total:
Balance as of beginning of period	$38,715	$42,459	$43,950	$45,923	$45,544	$37,880	$42,459
Gross premiums	916	905	928	831	959	3,343	3,623
Surrenders, withdrawals and benefits	(871)	(956)	(860)	(966)	(1,147)	(3,047)	(3,929)
Net flows	45	(51)	68	(135)	(188)	296	(306)
Investment performance, interest credited and policy charges	3,699	1,542	1,962	(244)	1,997	4,283	5,257
Other (1)	—	—	(57)	—	—	—	(57)
Balance as of end of period	$42,459	$43,950	$45,923	$45,544	$47,353	$42,459	$47,353
Notes:
(1) For the three months and year ended December 31, 2021, amounts reflect AV transfer of GMxB closed block business from GR to IR.

4Q 2021 Financial Supplement	17

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	Change	12/31/2020	12/31/2021	Change

Revenues
Net investment income (loss)	$19	$—	$12	$(2)	$3	(84.2)%	$31	$13	(58.1)%
Net derivative gains (losses)	(21)	2	(11)	2	(6)	71.4%	(36)	(13)	63.9%
Investment management, service fees and other income	1,055	1,002	1,071	1,093	1,264	19.8%	3,708	4,430	19.5%
Segment Revenues	1,053	1,004	1,072	1,093	1,261	19.8%	3,703	4,430	19.6%

Benefits and other deductions
Commissions and distribution-related payments	155	162	168	187	191	23.2%	569	708	24.4%
Compensation, benefits and other operating costs and expenses	599	580	629	622	676	12.9%	2,211	2,507	13.4%
Interest expense and financing fees	1	1	—	—	4	300.0%	6	5	(16.7)%
Total benefits and other deductions	755	743	797	809	871	15.4%	2,786	3,220	15.6%

Operating earnings (loss), before income taxes	298	261	275	284	390	30.9%	917	1,210	32.0%
Income taxes	(52)	(44)	(49)	(49)	(66)	(26.9)%	(161)	(208)	(29.2)%
Operating earnings (loss), before noncontrolling interest	246	217	226	235	324	31.7%	756	1,002	32.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(105)	(96)	(100)	(101)	(141)	(34.3)%	(324)	(438)	(35.2)%
Operating earnings (loss)	$141	$121	$126	$134	$183	29.8%	$432	$564	30.6%

Summary Metrics

Adjusted operating margin (1)	34.2%	31.7%	31.7%	31.8%	38.5%		30.1%	33.6%

Net flows (in billions USD)	$3.2	$5.2	$6.2	$7.2	$7.4		$(2.6)	$26.1

Total AUM (in billions USD)	$685.9	$697.2	$738.4	$742.2	$778.6		$685.9	$778.6

Ownership Structure of AB

Holdings and its subsidiaries	63.3%	62.8%	62.9%	63.2%	63.0%		63.3%	63.0%
AB Holding	36.0%	36.5%	36.3%	36.1%	36.2%		36.0%	36.2%
Unaffiliated holders	0.7%	0.7%	0.8%	0.7%	0.8%		0.7%	0.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.8%	64.3%	64.4%	64.7%	64.5%		64.8%	64.5%
EQH average economic interest	65.1%	64.2%	64.4%	64.6%	64.7%		65.1%	64.4%

Units of limited partnership outstanding (in millions)	270.5	272.7	272.0	270.9	271.5		270.5	271.5
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

4Q 2021 Financial Supplement	18

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021

AUM Roll-forward
Balance as of beginning of period	$630.8	$685.9	$697.2	$738.4	$742.2
Sales/new accounts	31.3	33.3	45.0	32.3	39.4
Redemptions/terminations	(22.0)	(24.2)	(32.4)	(21.5)	(25.7)
Cash flow/unreinvested dividends	(6.1)	(3.9)	(6.4)	(3.6)	(6.3)
Net long-term (outflows) inflows	3.2	5.2	6.2	7.2	7.4
Market appreciation (depreciation)	51.9	6.1	35.0	(3.4)	29.0
Net change	55.1	11.3	41.2	3.8	36.4
Balance as of end of period	$685.9	$697.2	$738.4	$742.2	$778.6

Ending Assets by distribution channel
Institutions	$315.6	$314.7	$329.1	$327.5	$337.1
Retail	265.3	272.3	293.7	298.8	319.9
Private Wealth Management	105.0	110.2	115.6	115.9	121.6
Total	$685.9	$697.2	$738.4	$742.2	$778.6

Ending Assets by investment service
Equity
Actively Managed	$217.8	$231.8	$256.7	$260.3	$287.6
Passively Managed (1)	64.5	66.3	69.5	69.1	71.6
Total Equity	$282.3	$298.1	$326.2	$329.4	$359.2
Fixed Income
Actively Managed	$313.5	$304.0	$306.3	$306.2	$303.4
Passively Managed (1)	8.5	8.3	9.3	9.5	13.2
Total Fixed Income	322.0	312.3	315.6	315.7	316.6
Total Alternatives/Multi-Asset Solutions (2)	81.6	86.8	96.6	97.1	102.8
Total	$685.9	$697.2	$738.4	$742.2	$778.6

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of our Alternatives and Multi-Asset Solutions services, we updated the investment service line to “Alternatives and Multi-Asset Solutions."

4Q 2021 Financial Supplement	19

Investment Management and Research - Net Flows
	For the Three Months Ended					Years Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	12/31/2020	12/31/2021
Net Flows by Distribution Channel
Institutions
US	$3.4	$(1.7)	$(1.9)	$1.8	$(2.0)	$(1.1)	$(3.8)
Global and Non-US	1.6	2.5	2.8	(1.6)	2.4	2.1	6.1
Total Institutions	$5.0	$0.8	$0.9	$0.2	$0.4	$1.0	$2.3
Retail
US (4)	$1.0	$3.6	$5.2	$7.0	$9.4	$3.0	$25.3
Global and Non-US (4)	(1.7)	(0.9)	—	(0.4)	(3.1)	(4.6)	(4.5)
Total Retail	$(0.7)	$2.7	$5.2	$6.6	$6.3	$(1.6)	$20.8
Private Wealth
US (4)	$(1.2)	$0.8	$(0.7)	$(0.3)	$(0.4)	$(1.3)	$(0.5)
Global and Non-US	0.1	0.9	0.8	0.7	1.1	(0.7)	3.5
Total Private Wealth (4)	$(1.1)	$1.7	$0.1	$0.4	$0.7	$(2.0)	$3.0
Total Net Flows by Distribution Channel (4)	$3.2	$5.2	$6.2	$7.2	$7.4	$(2.6)	$26.1
Net Flows by Investment Service
Equity Active
US (4)	$0.5	$2.0	$4.3	$4.7	$4.8	$3.6	$15.7
Global and Non-US	0.5	1.7	1.3	0.1	3.1	3.8	6.2
Total Equity Active (4)	$1.0	$3.7	$5.6	$4.8	$7.9	$7.4	$21.9
Equity Passive (1)
US (4)	$(0.8)	$(1.6)	$(1.1)	$(0.5)	$(3.2)	$(4.0)	$(6.3)
Global and Non-US (4)	(0.1)	(0.4)	(0.6)	0.2	(0.3)	(0.6)	(1.2)
Total Equity Passive (1)	$(0.9)	$(2.0)	$(1.7)	$(0.3)	$(3.5)	$(4.6)	$(7.5)
Fixed Income - Taxable (3)
US (4)	$3.4	$0.2	$(2.6)	$2.2	$(0.9)	$0.7	$(1.0)
Global and Non-US	(1.4)	(1.0)	(2.7)	(2.1)	(3.1)	(10.5)	(8.9)
Total Fixed Income - Taxable (4)	$2.0	$(0.8)	$(5.3)	$0.1	$(4.0)	$(9.8)	$(9.9)
Fixed Income - Tax-Exempt
US	$0.5	$1.6	$1.5	$1.5	$1.4	$1.0	$6.0
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$0.5	$1.6	$1.5	$1.5	$1.4	$1.0	$6.0
Fixed Income - Passive (1)
US (4)	$(0.4)	$0.2	$0.1	$0.3	$3.8	$(1.0)	$4.5
Global and Non-US	(0.2)	—	0.8	(0.1)	(0.2)	(0.6)	0.5
Total Fixed Income - Passive (1) (4)	$(0.6)	$0.2	$0.9	$0.2	$3.6	$(1.6)	$5.0
Alternatives/Multi-Asset Solutions (2)
US	$—	$0.3	$0.4	$0.3	$1.1	$0.3	$2.1
Global and Non-US	1.2	2.2	4.8	0.6	0.9	4.7	8.5
Total Alternatives/Multi-Asset Solutions (2)	$1.2	$2.5	$5.2	$0.9	$2.0	$5.0	$10.6
Total Net Flows by Investment Service (4)	$3.2	$5.2	$6.2	$7.2	$7.4	$(2.6)	$26.1
Active vs. Passive Net Flows
Actively Managed
Equity (4)	$1.0	$3.7	$5.6	$4.8	$7.9	$7.4	$21.9
Fixed Income (3) (4)	2.5	0.8	(3.8)	1.6	(2.6)	(8.8)	(3.9)
Alternatives/Multi-Asset Solutions (2)	1.0	2.0	4.9	0.3	1.1	4.5	8.3
Total	$4.5	$6.5	$6.7	$6.7	$6.4	$3.1	$26.3
Passively Managed (1)
Equity	$(0.9)	$(2.0)	$(1.7)	$(0.3)	$(3.5)	$(4.6)	$(7.5)
Fixed Income (4)	(0.6)	0.2	0.9	0.2	3.6	(1.6)	5.0
Alternatives/Multi-Asset Solutions (2)	0.2	0.5	0.3	0.6	0.9	0.5	2.3
Total (4)	$(1.3)	$(1.3)	$(0.5)	$0.5	$1.0	$(5.7)	$(0.2)
Total Active vs Passive Net Flows (4)	$3.2	$5.2	$6.2	$7.2	$7.4	$(2.6)	$26.1
Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of Alternatives and Multi-Asset Solutions services, the investment service line was updated to “Alternatives and Multi-Asset Solutions."

(3) Fixed income – taxable investment service net flows include $1.3 billion of AXA's redemptions of certain low-fee fixed income mandates for the twelve-month period ended December 31, 2021. Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.7 billion for the fourth quarter of 2020 and $1.3 billion for the second quarter of 2021.
(4) AB line item does not cross foot for the twelve months ended 2021 due to rounding.

4Q 2021 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	Change	12/31/2020	12/31/2021	Change

Revenues
Policy charges, fee income and premiums	$490	$504	$507	$482	$523	6.7%	$1,970	$2,016	2.3%
Net investment income (loss)	256	262	271	294	275	7.4%	944	1,102	16.7%
Net derivative gains (losses)	(5)	(1)	(10)	(7)	(2)	60.0%	5	(20)	(500.0)%
Investment management, service fees and other income	59	61	64	69	66	11.9%	225	260	15.6%
Segment revenues	800	826	832	838	862	7.8%	3,144	3,358	6.8%

Benefits and other deductions
Policyholders’ benefits	460	509	469	392	480	4.3%	1,875	1,850	(1.3)%
Interest credited to policyholders’ account balances	120	123	134	126	133	10.8%	514	516	0.4%
Commissions and distribution-related payments	45	34	42	44	50	11.1%	160	170	6.3%
Amortization of deferred policy acquisition costs	21	26	33	4	30	42.9%	84	93	10.7%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	86	85	78	78	104	20.9%	337	345	2.4%
Segment benefits and other deductions	732	777	756	644	797	8.9%	2,970	2,974	0.1%

Operating earnings (loss), before income taxes	68	49	76	194	65	(4.4)%	174	384	120.7%
Income taxes	(10)	(8)	(13)	(34)	(12)	(20.0)%	(28)	(67)	(139.3)%
Operating earnings (loss), before noncontrolling interest	58	41	63	160	53	(8.6)%	146	317	117.1%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$58	$41	$63	$160	$53	(8.6)%	$146	$317	117.1%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$146	$138	$213	$322	$317	117.1%	$146	$317	117.1%
Average capital - TTM: [B]	$2,170	$2,145	$2,137	$2,150	$2,154	(0.7)%	$2,170	$2,154	(0.7)%
Non-GAAP Operating ROC - TTM (1): [A/B]	6.7%	6.5%	10.0%	15.0%	14.7%		6.7%	14.7%

Benefit ratio	72.5%	76.5%	72.5%	61.8%	71.1%		76.0%	70.5%

Gross written premiums	$748	$762	$748	$754	$801	7.1%	$2,919	$3,065	5.0%

Annualized premiums	$59	$69	$67	$67	$84	42.2%	$221	$287	29.8%

Total in-force face amount (in billions USD) (2)	$420.6	$421.3	$422.4	$422.4	$423.2	0.6%	$420.6	$423.2	0.6%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.
(2) Total in-force face amount presented on a gross basis including ceded policies.

4Q 2021 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	12/31/2020	12/31/2021

Sales Metrics
First Year Premiums by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	26	21	10	7	7	144	45
Variable Universal Life	49	52	67	66	102	144	287
Term	4	5	4	3	4	18	16
Employee Benefits	15	20	19	18	20	52	77
Other (1)	1	—	—	1	—	1	1
Total	$95	$98	$100	$95	$133	$359	$426

Renewals by Product Line:
Universal Life	$205	$201	$204	$221	$198	$845	$824
Indexed Universal Life	74	76	75	79	80	276	310
Variable Universal Life	253	256	238	224	250	947	968
Term	91	97	94	90	98	375	379
Employee Benefits	25	30	32	41	36	98	139
Other (1)	5	4	5	4	6	19	19
Total	653	664	648	659	668	2,560	2,639
Total Gross Premiums	$748	$762	$748	$754	$801	$2,919	$3,065

In-force Metrics
In-force Face Amount by Product (2) (in billions):
Universal Life (3)	$48.7	$48.0	$47.3	$46.7	$45.9	$48.7	$45.9
Indexed Universal Life	27.7	28.0	28.0	28.0	27.9	27.7	27.9
Variable Universal Life (4)	127.7	128.5	129.8	130.9	132.8	127.7	132.8
Term	215.2	215.5	216.0	215.6	215.4	215.2	215.4
Whole Life	1.3	1.3	1.3	1.2	1.2	1.3	1.2
Total	$420.6	$421.3	$422.4	$422.4	$423.2	$420.6	$423.2

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	144	142	140	138	136	144	136
Indexed Universal Life	64	64	64	64	65	64	65
Variable Universal Life (4)	291	290	290	291	293	291	293
Term	268	268	268	267	266	268	266
Whole Life	17	17	17	17	16	17	16
Total	784	781	779	777	776	784	776

Protection Solutions Reserves
General Account	$18,905	$18,401	$18,588	$18,584	$18,625	$18,905	$18,625
Separate Accounts	14,771	15,387	16,281	16,080	17,012	14,771	17,012
Total	$33,676	$33,788	$34,869	$34,664	$35,637	$33,676	$35,637

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

4Q 2021 Financial Supplement	22

Investments

4Q 2021 Financial Supplement	23

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2020		December 31, 2021
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$81,638	70.8%	$78,216	70.9%
Fixed maturities, at fair value using the fair value option	389	0.3%	1,641	1.5%
Mortgage loans on real estate	13,159	11.4%	14,033	12.7%
Policy loans	4,118	3.6%	4,024	3.6%
Other equity investments (4)	1,502	1.3%	2,975	2.7%
Other invested assets	2,728	2.4%	3,591	3.3%
Subtotal investment assets	103,534	89.8%	104,480	94.7%
Trading securities	5,553	4.8%	631	0.6%
Total investments	109,087	94.6%	105,111	95.3%
Cash and cash equivalents	6,179	5.4%	5,188	4.7%
Total	$115,266	100.0%	$110,299	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$14,411	20.1%	$12,954	17.9%
Manufacturing	13,040	18.2%	12,212	16.8%
Utilities	6,352	8.9%	6,446	8.9%
Services	7,830	10.9%	8,191	11.3%
Energy	4,084	5.7%	3,854	5.3%
Retail and wholesale	3,747	5.2%	3,390	4.7%
Transportation	2,424	3.4%	2,181	3.0%
Other	157	0.2%	60	0.1%
Total corporate securities	52,045	72.5%	49,288	67.9%
U.S. government and agency	12,660	17.6%	13,056	18.0%
Residential mortgage-backed (2)	130	0.2%	90	0.1%
Preferred stock	621	0.9%	41	0.1%
State & municipal	536	0.7%	586	0.8%
Foreign governments	1,011	1.4%	1,124	1.5%
Commercial mortgage-backed	1,148	1.6%	2,427	3.3%
Asset-backed securities	3,587	5.0%	5,933	8.2%
Total	$71,738	100.0%	$72,545	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,146	61.5%	$44,653	61.6%
Baa (NAIC Designation 2)	25,285	35.2%	25,141	34.7%
Investment grade	69,431	96.8%	69,794	96.2%
Below investment grade (NAIC Designation 3 and 4)	2,307	3.2%	2,751	3.8%
Total	$71,738	100.0%	$72,545	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.
(4) Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see 10-Q Note 2 Significant Accounting Policies – Investments).

4Q 2021 Financial Supplement	24

Consolidated Results of General Account Investment Portfolio

	For the Years Ended or As of
(in millions USD, unless otherwise indicated)	December 31, 2020		December 31, 2021
	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:
Income (loss)	3.46%	$2,318	3.40%	$2,429
Ending assets		71,738		72,545
Mortgages:
Income (loss)	4.13%	517	4.08%	547
Ending assets		13,159		14,033
Other Equity Investments (2):
Income (loss)	6.14%	95	20.45%	534
Ending assets		1,621		2,901
Policy Loans:
Income	5.28%	204	5.01%	203
Ending assets		4,118		4,024
Cash and Short-term Investments:
Income	0.03%	1	(0.13)%	(2)
Ending assets		2,095		1,662
Funding Agreements:
Interest expense and other		(75)		(56)
Ending (liabilities)		(6,897)		(6,647)
Total invested Assets:
Income	3.72%	3,060	4.28%	3,655
Ending assets		85,834		88,518
Short Duration Fixed Maturities:
Income (loss)	3.39%	184	4.48%	78
Ending assets		4,704		142
Total Net Investment Income:
Investment income	3.70%	3,244	4.28%	3,733
Less: investment fees	(0.12)%	(107)	(0.14)%	(118)
Investment income, net	3.57%	$3,137	4.15%	$3,615
General Account Ending Net Assets		$90,538		$88,660
Operating Earnings adjustments:
Funding Agreements interest expense		75		56
AB and other non-General Account investment income		151		258
Operating Net investment income (loss)		$3,363		$3,929
Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(2) Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see 10-Q Note 2 Significant Accounting Policies – Investments).

4Q 2021 Financial Supplement	25

Additional Information

4Q 2021 Financial Supplement	26

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	12/31/2020	12/31/2021

TOTAL
Beginning balance	$4,171	$4,243	$4,943	$4,838	$5,366	$5,840	$4,243
Capitalization of commissions, sales and issue expenses	181	186	220	214	255	669	875
Amortization	(59)	(87)	(106)	(64)	(136)	(1,613)	(393)
Change in unrealized investment gains and losses	(50)	601	(219)	378	6	(654)	766
Reclassified to Assets held-for-sale	—	—	—	—	—	1	—
Ending balance	$4,243	$4,943	$4,838	$5,366	$5,491	$4,243	$5,491

Individual Retirement
Beginning balance	$3,128	$3,178	$3,390	$3,393	$3,486	$3,285	$3,178
Capitalization of commissions, sales and issue expenses	110	123	149	142	159	405	573
Amortization	(41)	(61)	(58)	(96)	(80)	(321)	(295)
Change in unrealized investment gains and losses	(19)	150	(88)	47	74	(191)	183
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,178	$3,390	$3,393	$3,486	$3,639	$3,178	$3,639

Group Retirement
Beginning balance	$601	$632	$705	$702	$757	$659	$632
Capitalization of commissions, sales and issue expenses	27	21	22	24	33	93	100
Amortization	7	(6)	(9)	23	(10)	(73)	(2)
Change in unrealized investment gains and losses	(3)	58	(16)	8	(4)	(47)	46
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$632	$705	$702	$757	$776	$632	$776

Protection Solutions
Beginning balance	$426	$418	$836	$732	$1,113	$1,880	$418
Capitalization of commissions, sales and issue expenses	44	42	49	48	63	171	202
Amortization	(24)	(27)	(34)	(4)	(30)	(1,221)	(95)
Change in unrealized investment gains and losses	(28)	403	(119)	337	(80)	(413)	541
Reclassified to Assets held-for-sale	—	—	—	—	—	1	—
Ending balance	$418	$836	$732	$1,113	$1,066	$418	$1,066

Corporate and Other
Beginning balance	$16	$15	$12	$11	$10	$16	$15
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	—	—
Amortization	(1)	7	(5)	13	(16)	2	(1)
Change in unrealized investment gains and losses	—	(10)	4	(14)	16	(3)	(4)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$15	$12	$11	$10	$10	$15	$10

4Q 2021 Financial Supplement	27

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments, including extraordinary economic conditions or events such as COVID-19; and (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses associated with equity securities and certain legal accruals; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP operating earnings.

4Q 2021 Financial Supplement	28

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment
We report Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a Non-GAAP financial measure used to evaluate our profitability on a consolidated basis and by segment, respectively.
We calculate Non-GAAP Operating ROE by dividing Non-GAAP operating earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities.
Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment.
For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels, reflecting the NAIC RBC framework adopted as of year-end 2019. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred dividends by diluted common shares outstanding.

4Q 2021 Financial Supplement	29

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	12/31/2020	12/31/2021

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(1,238)	$(1,488)	$123	$672	$254	$(648)	$(439)
Adjustments related to:
Variable annuity product features (1)	3,439	2,267	1,193	172	513	3,912	4,145
Investment gains (losses), net	(554)	(183)	(420)	(164)	(100)	(744)	(867)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	23	34	26	27	33	109	120
Other adjustments (2) (3) (4) (5)	116	524	7	141	45	952	717
Income tax (expense) benefit related to above adjustments (6)	(635)	(555)	(171)	(35)	(103)	(888)	(864)
Non-recurring tax items (8)	(403)	1	—	5	7	(391)	13
Non-GAAP Operating Earnings	$748	$600	$758	$818	$649	$2,302	$2,825

Net income (loss) attributable to Holdings (7)	$(2.80)	$(3.43)	$0.29	$1.62	$0.63	$(1.44)	$(1.05)
Less: Preferred stock dividends	0.04	0.03	0.06	0.03	0.07	0.12	0.19
Net income (loss) available to Holdings' common shareholders	(2.84)	(3.46)	0.23	1.59	0.56	(1.56)	(1.24)
Adjustments related to:
Variable annuity product features (1)	7.77	5.22	2.79	0.41	1.27	8.68	9.93
Investment gains (losses), net	(1.25)	(0.42)	(0.98)	(0.41)	(0.25)	(1.65)	(2.08)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.05	0.08	0.06	0.07	0.08	0.24	0.29
Other adjustments (2) (3) (4) (5)	0.26	1.21	0.01	0.35	0.11	2.12	1.72
Income tax (expense) benefit related to above adjustments (6)	(1.43)	(1.28)	(0.40)	(0.08)	(0.25)	(1.97)	(2.07)
Non-recurring tax items (8)	(0.91)	—	—	0.01	0.02	(0.87)	0.03
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (7)	$1.65	$1.35	$1.71	$1.94	$1.54	$4.99	$6.58

Book Value per common share
Book Value per common share	$32.46	$21.32	$24.20	$25.00	$25.45	$32.46	$25.45
Less: Per share impact of AOCI	8.76	1.73	4.72	4.64	5.12	8.76	5.12
Book value per common share (ex. AOCI)	$23.70	$19.59	$19.48	$20.37	$20.33	$23.70	$20.33

Notes:
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the year ended December 31, 2020. The impact per common share is $3.26 and other COVID-19 related impacts of $0.08 for the three months and year ended December 31, 2020.
(2) Includes separation costs of $20 million, $25 million, $82 million and $108 million for the three months and year ended December 31, 2021 and 2020, respectively. The impact per common share is $0.05, $0.06, $0.20 and $0.24 for the three months and year ended December 31, 2021 and 2020, respectively.
(3) Includes certain legal accruals related to the cost of insurance litigation of $207 million for the year ended December 31, 2021. The impact per common share is $0.50 for the year ended December 31, 2021. No adjustment was made to prior period operating earnings as the impact was immaterial.
(4) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion and other COVID-19 related impacts of $86 million for the year ended December 31, 2020. The impact per common share is $2.33 for the year ended December 31, 2020 and other COVID-19 related impacts of $0.00 and $0.19 for the three months and year ended December 31, 2020.
(5) Includes Non-GMxB related derivative hedge losses of ($75) million, $57 million, $65 million, and ($404) million for the three months and year ended December 31, 2021 and 2020, respectively. The impact per common share is ($0.17), $0.13, $0.14, and ($0.90) for the three months and year ended December 31, 2021 and 2020, respectively.
(6) Includes income taxes of ($554) million for the above related COVID-19 items for the year ended December 31, 2020. The impact per common share is $(1.23) for the three months and year ended December 31, 2020.
(7) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(8) Includes a reduction in the reserve for uncertain tax positions resulting from the completion of an IRS examination in the year ended December 31, 2020.

4Q 2021 Financial Supplement	30

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(648)	$(7,524)	$(3,382)	$(1,931)	$(439)
Adjustments related to:
Variable annuity product features	3,912	13,048	8,519	7,071	4,145
Investment (gains) losses	(744)	(923)	(1,174)	(1,321)	(867)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	109	116	114	110	120
Other adjustments	952	781	713	788	717
Income tax (expense) benefits related to above adjustments	(888)	(2,735)	(1,718)	(1,396)	(864)
Non-recurring tax items	(391)	(396)	(398)	(397)	13
Non-GAAP Operating Earnings	$2,302	$2,367	$2,674	$2,924	$2,825

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(648)	$(7,524)	$(3,382)	$(1,931)	$(439)
Less: Preferred stock	(53)	(53)	(69)	(72)	(79)
Net income (loss) available to Holdings' common shareholders	$(701)	$(7,577)	$(3,451)	$(2,003)	$(518)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$13,000	$10,868	$9,716	$8,816	$8,193

Return on Equity (ex. AOCI)	(5.4)%	(69.7)%	(35.5)%	(22.7)%	(6.3)%

Non-GAAP Operating Earnings	$2,302	$2,367	$2,674	$2,924	$2,825
Less: Preferred stock	(53)	(53)	(69)	(72)	(79)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,249	$2,314	$2,605	$2,852	$2,746
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$13,000	$10,868	$9,716	$8,816	$8,193

Non-GAAP Operating Return on Equity (ex. AOCI)	17.3%	21.3%	26.8%	32.4%	33.5%

4Q 2021 Financial Supplement	31

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$19,981	$17,498	$17,300	$15,576	$10,693	$11,732	$11,680	$11,519
Less: Preferred Stock	775	775	1,269	1,269	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	19,206	16,723	16,031	14,307	9,131	10,170	10,118	9,957
Less: Accumulated other comprehensive income (loss)	2,289	3,928	4,188	3,863	740	1,983	1,876	2,004
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$16,917	$12,795	$11,843	$10,444	$8,391	$8,187	$8,242	$7,953

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	15,762	16,469	17,059	17,589	15,267	13,825	12,420	11,406
Less: Preferred Stock	388	581	899	1,022	1,219	1,416	1,489	1,562
Total equity attributable to Holdings' common shareholders	15,375	15,888	16,160	16,567	14,048	12,410	10,932	9,844
Less: Accumulated other comprehensive income (loss)	1,367	2,152	2,812	3,567	3,180	2,694	2,116	1,651
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$14,008	$13,736	$13,348	$13,000	$10,868	$9,716	$8,816	$8,193

4Q 2021 Financial Supplement	32

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98).
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

4Q 2021 Financial Supplement	33

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Dowling & Partners		Humphrey Lee			1 (860) 676-8600
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '22	Nov '21	Aug '21

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A2
Equitable Financial Life Insurance Company of America			A	A+	A2

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa2
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Matt Asensio
(212) 314-2476				(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '21, Moody’s as of Dec '21.

4Q 2021 Financial Supplement	34